UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2022

Magnum Opus Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower Three Garden Road, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Amended and Restated Investor Rights Agreement

On February 10, 2022, Magnum Opus Acquisition Limited, a Cayman Islands exempted company (the “Company”), announced that Binance Capital Management Co., Ltd., a business company incorporated under the laws of the British Virgin Islands (“Binance”) has agreed to invest US$200,000,000 in the Company’s previously announced private investment in public equity (“PIPE”) financing.

On August 26, 2021, the Company entered into subscription agreements with certain investors (the “Initial PIPE Investors”), pursuant to which the Initial PIPE Investors agreed, subject to customary closing conditions, to purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of US$400,000,000 (the “PIPE Financing”) upon consummation of the transactions contemplated by that certain business combination agreement (the “BCA”) dated as of August 26, 2021 by and among the Company, Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands (“IWM”) and other parties listed thereto. On February 10, 2022, Binance agreed to assume from certain of the Initial PIPE Investors their obligations under the subscriptions agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of US$200,000,000.

On February 10, 2022, in connection with the proposed investment by Binance, the Company, Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”), IWM and Binance entered into an amended and restated investor rights agreement (the “Amended and Restated Investor Rights Agreement”), which amended and replaced the original Investor Rights Agreement dated as of August 26, 2021 in its entirety. Pursuant to the Amended and Restated Investor Rights Agreement, (i) the board of directors of the post-combination company shall be comprised of nine (9) directors at and immediately following the closing of the business combination transaction, of which one individual shall be nominated by the Sponsor, two individuals shall be nominated by IWM, one individual shall be the chief executive officer of the Company, two individuals shall be nominated by Binance and three individuals shall be jointly nominated by unanimous agreement of the Sponsor, IWM and Binance; (ii) the board of directors of the post-combination company shall be divided into three classes of directors, with each class serving for staggered three-year terms; (iii) the Company agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights; (iv) each party to the Amended and Restated Investor Rights Agreement (including parties to the original Investor Rights Agreement) agrees to a twelve (12)-month lock-up period following the closing of the business combination transaction for the shares and warrants of the Company owned by such party, subject to certain customary exceptions, and (v) the Company shall form a steering committee, including two directors nominated by Binance and any other directors as may be determined by the board of directors from time to time, which will advise and provide insights to the management team of the Company and the board of directors on recent developments in cryptocurrencies and related assets in order to inform the Company’s digital media coverage and product development strategies.

The foregoing description of the Amended and Restated Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Extension of the Termination Date

On February 10, 2022, the Company and IWM, in its capacity as the shareholders’ representative, by mutual consent agreed to extend the termination date under the BCA to March 31, 2022.

Item 7.01	Regulation FD Disclosure.

On February 10, 2022, the Company issued a press release announcing the execution of the proposed investment by Binance. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company and Forbes. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and Forbes believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and Forbes cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties relating to the proposed transaction, including those described in the preliminary proxy statement filed by the Company with the SEC and to be described in other documents that the Company or Forbes will file with the SEC from time to time. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this Current Report include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither the Company nor Forbes can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by the Company’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the proxy statement filed by the Company with the SEC and those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated March 23, 2021 and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, Forbes, their respective directors, officers or employees or any other person that the Company and Forbes will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and Forbes as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while the Company and Forbes may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or Forbes as of any date subsequent to the date of this Current Report.

Important Information and Where to Find It

In connection with the proposed transaction, the Company has filed a preliminary proxy statement and plans to file a definitive proxy statement with respect to the shareholders meeting of the Company to vote on the proposed transaction. Shareholders of the Company and other interested persons are encouraged to read the preliminary proxy statement, any amendments thereto and the definitive proxy statement as well as other documents to be filed with the SEC because these documents contain, or will contain, important information about the Company, Forbes and the proposed transaction. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed transaction. Once available, shareholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. The preliminary and definitive proxy statements can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Forbes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership is set forth in the Company’s filings with the SEC, including its final prospectus relating to its initial public offering dated March 23, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the potential transaction is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Forbes, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Investor Rights Agreement, dated as of February 10, 2022, by and among Magnum Opus Acquisition Limited, Magnum Opus Holdings LLC, Integrated Whale Media Investment Inc. and Binance Capital Management Co., Ltd.
99.1	Press Release issued by the Company and Forbes on February 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2022

Magnum Opus Acquisition Limited

By:	/s/ Hou Pu Jonathan Lin
Hou Pu Jonathan Lin